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                                                                   EXHIBIT 10.6

                      RECORD OF ACTION TAKEN BY CONSENT OF
                   THE BOARD OF DIRECTORS OF KOSS CORPORATION

     The undersigned, being all the members of the Board of Directors of Koss Corporation, a Delaware Corporation, hereby consent to the adoption of the following resolution by action taken without a meeting pursuant to Section 141(f) of the Delaware General Corporate Law:

      WHEREAS: At a meeting on August 23, 1991 the Compensation Committee reviewed certain specific issues relative to proposed plans to cover the potential disability and retirement of the Chairman John C. Koss, and

      WHEREAS: The Committee also reviewed certain changes to the compensation of Michael J. Koss upon his promotion to Chief Executive Officer, and

      WHEREAS: The Committee now seeks approval of their recommendations by the entire Board of Directors.

      NOW, THEREFORE, BE IT RESOLVED: That the following recommendations of the Compensation Committee are hereby ratified, confirmed and approved:

      1. The Chairman, John C. Koss, shall receive his current salary of $150,000 in the event he becomes disabled prior to age 70. This amount shall be reduced by any insurance benefits paid from the company's current group disability plan.

      2. After age 70, the Chairman shall be eligible for the continuation of his $150,000 salary as a retirement benefit regardless of whether he is disabled or not. The benefit shall be payable for the remainder of his life.

      3.  The CEO, Michael J. Koss, shall receive a salary of $120,000.

      4. The Chairman's bonus is 2-1/2% of operating income. The CEO's bonus is 3-1/2% of operating income. An additional 2% of operating income shall be accrued as a bonus pool for discretionary awards to key management by the CEO.


Dated as of this 23rd day of August, 1991.


 /s/ John C. Koss                        /s/ Thomas L. Doerr
 ---------------------------------       --------------------------------------
 John C. Koss                            Thomas L. Doerr

 /s/ Victor L. Hunter                    /s/ Michael J. Koss
 ---------------------------------       --------------------------------------
 Victor L. Hunter                        Michael J. Koss

 /s/ Lawrence S. Mattson                 /s/ Jonathan Pellegrin
 ---------------------------------       --------------------------------------
 Lawrence S. Mattson                     Jonathan Pellegrin

 /s/ Martin F. Stein                     /s/ John J. Stollenwerk
 ---------------------------------       --------------------------------------
 Martin F. Stein                         John J. Stollenwerk